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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                JANUARY 21, 2004
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                        (Date of Earliest Event Reported)


                                 WRP CORPORATION
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             (Exact Name of Registrant as Specified in the Charter)


           MARYLAND                    0-17458                   73-1326131
-----------------------------    ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


      500 PARK BOULEVARD, SUITE 1260                    60143
             ITASCA, ILLINOIS
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(Address of principal executive offices)              (Zip Code)


                                 (630) 293-4050
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               Registrant's telephone number, including area code


                                       N/A
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          (former name or former address, if changed since last report


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ITEM 5.       OTHER EVENTS

         Attached is a press release of the Company dated January 21, 2004 wherein the Company announced a three share for one share reverse split.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(C)   EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Press release dated January 21, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WRP CORPORATION

                              By:     /s/ Alan E. Zeffer
                                      ------------------------------------------
                              Name:   Alan E Zeffer
                              Title:  Chief Financial Officer and Vice President
                                      Finance/Operations
Dated:  January 22, 2004




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